SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 6, 2003
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                           LEVCOR INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)




                                    DELAWARE
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                 (State or other jurisdiction of incorporation)






         0-50186                                         06-0842701
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(Commission File Number)                    (IRS Employer Identification Number)



                  462 Seventh Avenue, New York, New York 10018
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                    (Address of Principal Executive Offices)



        Registrant's telephone number, including area code (212) 354-8500
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

This Amendment No. 1 to the Form 8-K filed on January 8, 2003 (the "Initial 8-K Report") supplements and restates the Initial 8-K Report and provides financial and other pro forma statements of Carlyle Industries, Inc., a Delaware corporation, which were permitted to be filed by amendment pursuant to Item 7 of the Form 8-K rules.


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

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

            On January 6, 2003, Levcor International. Inc., a Delaware corporation ("Levcor") completed its acquisition of Carlyle Industries, Inc., a Delaware corporation ("Carlyle") pursuant to the Agreement and Plan of Merger, dated as of May 24, 2002, between Levcor and Carlyle. The consummation of the merger followed the Annual Meeting of Stockholders of Levcor held on December 31, 2002 and the Special Meeting of Stockholders of Carlyle held on January 6, 2003, at which the requisite stockholder approvals were obtained. The merger is described in the definitive proxy material, dated December 5, 2002, for the respective stockholders' meetings.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a) Financial Statements of Business Acquired. The financial statements required by this item are hereby included in Exhibit 99.3 attached hereto.

    (b) Pro Forma Financial Information. The pro forma financial information required by this item are hereby included in Exhibit 99.4 attached hereto.

    (c)     Exhibits.

   Exhibit No.                     Description
   -----------                     -----------

      2.1 Agreement and Plan of Merger, dated as of May 24, 2002, between Levcor and Carlyle (incorporated by reference to Appendix A of Levcor's Registration Statement on Form S-4 filed on June 24,
                 2002).

     99.1 Press Release, dated January 7, 2003 (incorporated by reference to Exhibit 99.1 in Levcor's Current Report on Form 8-K filed on January 7, 2003).

     99.2 Definitive Proxy Statement of Levcor, dated December 5, 2002 (incorporated by reference to Levcor's 424(b)(3) prospectus filed on December 9, 2002).

     99.3        Financial Statements of Carlyle

     99.4        Pro Forma Financial Information.


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

                                   SIGNATURES

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                          LEVCOR INTERNATIONAL, INC.


                                          By: /s/ EDWARD F. COOKE
                                              ----------------------------------
                                          Name:   Edward F. Cooke
                                          Title:  Chief Financial Officer,
                                                  Vice President


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

                                  EXHIBIT INDEX

   Exhibit No.                     Description
   -----------                     -----------

      2.1 Agreement and Plan of Merger, dated as of May 24, 2002, between Levcor and Carlyle (incorporated by reference to Appendix A of Levcor's Registration Statement on Form S-4 filed on June 24,
                 2002).

     99.1 Press Release, dated January 7, 2003 (incorporated by reference to Exhibit 99.1 in Levcor's Current Report on Form 8-K filed on January 7, 2003).

     99.2 Definitive Proxy Statement of Levcor, dated December 5, 2002 (incorporated by reference to Levcor's 424(b)(3) prospectus filed on December 9, 2002).

     99.3        Financial Statements of Carlyle

     99.4        Pro Forma Financial Information.


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